UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                       CURRENT REPORT PURSUANT TO SECTION
                     13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



                         Date of Report: April 25, 1997



                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)




                    Virginia                               52-1889548
            (State of Incorporation)                    (I.R.S. employer
                                                       identification no.)

12301 Old Columbia Pike, Silver Spring MD  20904         (301) 680-4343
    (Address of principal executive offices)     (Registrant's telephone number)



                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


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Item 2.           Acquisitions or Disposition of Assets


         On April 17, 1997, Humphrey Hospitality Trust, Inc., through its partnership, Humphrey Hospitality L.P. (the "Partnership") completed the acquisition of a 62-room Best Western hotel in Harlan, Kentucky from Harlan Hotel Corporation. On April 23, 1997, the Partnership completed the acquisition of a 62-room Holiday Inn Express hotel in Danville, Kentucky from Danville Hotel Corporation. On April 25, 1997, the Partnership completed the acquisition of a 56-room Comfort Inn hotel in Murphy, North Carolina from Howard and Ward, Wheeling Inn, LLC.


         The purchase price for the hotels were as follows:

         Harlan, Kentucky                   $2,625,000
         Danville, Kentucky                 $2,725,000
         Murphy, North Carolina             $1,975,000

         The purchase price was paid through the use of cash and borrowings from the Partnership's credit facility.

         The  properties  are  to be  leased  by  the  Partnership  to  Humphrey
Hospitality Management, Inc., the lessor of the Partnership's other hotel properties, pursuant to percentage leases which provide for rent based, in part, on the room revenues from the hotels. The lease for the Harlan Kentucky hotel went into effect on April 17, 1997, the lease for the hotel located in Danville, Kentucky went into effect April 23, 1997, and the lease for the hotel located in Murphy, North Carolina went into effect April 25, 1997.

         The following table sets forth (i) the annual Base Rent, and (ii) the annual Percentage Rent formula:


Acquired Hotel             Base Rent               Percentage Rent Formula
--------------             ---------               -----------------------
Best Western               $183,750                14.5% of quarterly room
Harlan, Kentucky                                   revenues up to room revenues
                                                   of $800,000 per annum, plus
                                                   14% of semi-annual room
                                                   revenues up to $800,000 of
                                                   room revenues per annum, plus
                                                   35% of room revenues in
                                                   excess of $800,000 of room

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                                                   revenues per annum, plus 8%
                                                   of monthly other revenues.

Holiday Inn Express        $190,750                14.2% of quarterly room
Danville, Kentucky                                 revenues up to room revenues
                                                   of $900,000 per annum, plus
                                                   8.5% of semi-annual room
                                                   revenues up to $900,000 of
                                                   room revenues per annum, plus
                                                   35% of room revenues in
                                                   excess of $900,000 of room
                                                   revenues per annum, plus 8%
                                                   of monthly other revenues.

Comfort Inn                $138,250                11% of quarterly room
Murphy, North Carolina                             revenues up to room revenues
                                                   of $740,000 per annum, plus
                                                   10% of semi-annual room
                                                   revenues up to $740,000 of
                                                   room revenues per annum, plus
                                                   35% of room revenues in
                                                   excess of $740,000 of room
                                                   revenues per annum, plus 8%
                                                   of monthly other revenues.

Item 7.     Financial Statements.  Pro Forma Financial Information and Exhibits

         As of the date of this report, historical audited financial information is not available. Audited financial information will be provided for the above acquisitions, which meet the "significant amount of assets" test under Item 2 of Form 8-K or Rule 3-05 of Regulation S-X for the periods specified under Rule 3-05 of Regulation S-X, within sixty days of this report.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Humphrey Hospitality Trust, Inc.
                                                ________________________________


Date:                                       By:
      __________________________                ________________________________
                                                James I. Humphrey Jr.
                                                Chairman and President